UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________

FORM 8-K
_____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
 _____________________________________________________

Date of Report (Date of earliest event reported): September 1, 2021

www.carlisle.com

CARLISLE COMPANIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-9278	31-1168055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16430 North Scottsdale Road, Suite 400, Scottsdale, Arizona 85254
(Address of principal executive office, including zip code)

480-781-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $1 par value	CSL	New York Stock Exchange
Preferred Stock Purchase Rights, $1 par value	n/a	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.01.            Completion of Acquisition or Disposition of Assets.

On September 1, 2021, Carlisle Companies Incorporated, a Delaware corporation (the “Company”), ASP Henry Holdings, Inc., a Delaware corporation and a portfolio company of affiliated funds managed by American Securities LLC (“Henry”), ASP Henry Investco LP, a Delaware limited partnership, solely in its capacity as the representative of all of the equityholders of Henry, and Aaron Merger Sub, Inc., a Delaware corporation and wholly-owned indirect subsidiary of the Company (“Merger Sub”), completed the transaction contemplated by the Agreement and Plan of Merger, dated as of July 18, 2021 (the “Merger Agreement”).

Pursuant to the Merger Agreement, the Company acquired Henry through a merger of Merger Sub with and into Henry (the “Merger”), with Henry surviving the Merger as a wholly-owned indirect subsidiary of the Company. Upon the closing of the Merger, the Company paid Henry’s equityholders an aggregate of $1.575 billion in cash, subject to certain customary adjustments (the “Merger Consideration”). The adjustments to the Merger Consideration included, among others, (i) a working capital adjustment, (ii) an upward adjustment for any cash and cash equivalents held by Henry at the Closing, and (iii) a downward adjustment for the aggregate amount of Henry’s indebtedness, certain expenses related to the transaction and other related fees and expenses.

The material terms of the Merger Agreement were previously reported in Item 1.01 of the Current Report on Form 8-K filed on July 20, 2021 with the United States Securities and Exchange Commission and are incorporated herein by reference. The description of the Merger Agreement included or incorporated by reference in this Current Report on Form 8-K (this “Report”) is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Report and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On September 1, 2021, the Company announced the closing of the transaction contemplated by the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.            Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Exhibit Title
2.1*	Agreement and Plan of Merger, dated as of July 18, 2021, by and among Carlisle Companies Incorporated, ASP Henry Holdings, Inc., ASP Henry Investco LP and Aaron Merger Sub, Inc.
99.1	Press Release of Carlisle Companies Incorporated, dated September 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

Date:	September 1, 2021	By:	/s/ Robert M. Roche
Robert M. Roche
Vice President and Chief Financial Officer